UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2005

KRAFT FOODS INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Lakes Drive, Northfield, Illinois		60093-2753
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(847) 646-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.           Entry into a Material Definitive Agreement.

On April 15, 2005, Kraft Foods Inc. (“Kraft”) entered into a senior unsecured 5-year revolving credit agreement with the lenders named therein and JPMorgan Chase Bank, N.A. and Citibank N.A., as administrative agents, providing for borrowings up to an aggregate principal amount of $4.5 billion.  Interest rates on borrowings under the new facility will be based on prevailing interest rates as described in the agreement.  The new facility expires on April 15, 2010 (subject to an extension option as described in the agreement).  The agreement replaces Kraft’s existing $2.5 billion 364-Day Revolving Credit Agreement, dated as of July 13, 2004, which was to expire on July 12, 2005, and $2.0 billion 5-Year Revolving Credit Agreement, dated as of July 24, 2001, which was to expire on July 24, 2006 (collectively, the “Existing Credit Agreements”).

The new facility will be used for general corporate purposes and to support Kraft’s commercial paper issuances.  The new facility requires the maintenance of a minimum net worth of not less than $20.0 billion.  At April 15, 2005, Kraft had no borrowings outstanding under the new facility.  Some of the lenders under the agreement and their affiliates have various relationships with Kraft and its subsidiaries involving the provision of financial services, including cash management, investment banking and trust services.  In addition, Kraft and some of its subsidiaries have entered into foreign exchange and other derivative arrangements with certain of the lenders and their affiliates.

The foregoing description of the agreement is qualified in its entirety by reference to the complete terms and conditions of the agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 1.02.  Termination of a Material Definitive Agreement.

The information described above regarding the termination of each of the Existing Credit Agreements under “Item 1.01. Entry into a Material Definitive Agreement” is hereby incorporated by reference into this Item 1.02.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under “Item 1.01. Entry into a Material Definitive Agreement” is hereby incorporated by reference into this Item 2.03.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

10.1	$4.5 Billion 5-Year Revolving Credit Agreement dated as of April 15, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRAFT FOODS INC.

/s/ JAMES P. DOLLIVE
	Name:	James P. Dollive

	Title:	Executive Vice President and Chief
Financial Officer

Date: April 21, 2005

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	$4.5 Billion 5-Year Revolving Credit Agreement dated as of April 15, 2005.